Income Taxes	12 Months Ended
Jun. 30, 2014
Income Taxes [Abstract]
Income Taxes
(15)	Income Taxes

The sources of income (loss) before provision for income taxes and income attributable to noncontrolling interest for the years ended June 30, 2014, 2013, and 2012 were as follows:

	2014	2013	2012
U.S. operations	$1,822	17,541	73,859
Non-U.S. operations	31,789	(34,616)	12,777
Total	$33,611	(17,075)	86,636

The components of current and deferred income tax expense (benefit) are as follows:

	2014	2013	2012
Current:
Federal	$(1,502)	3,120	13,506
State	1,428	696	1,996
Foreign	4,048	2,459	3,946
Total current	3,974	6,275	19,448

Deferred:
Federal	(1,807)	2,440	8,257
State	3,875	(5,568)	1,244
Foreign	1,663	(413)	(189)
Total deferred	3,731	(3,541)	9,312
Total provision for income taxes	$7,705	2,734	28,760

The following is a reconciliation, stated in percentage, of the U.S. statutory federal income tax rate to our effective tax rate for the years ended June 30, 2014, 2013, and 2012:

	2014	2013	2012

Federal statutory rate	35.0%	35.0%	35.0%
State taxes, net of federal benefit	2.5	7.5	2.4
Bargain purchase gain	(30.8)	—	—
Foreign rate differential	0.5	(9.0)	(1.8)
Change in valuation allowance	16.0	3.4	1.1
Goodwill and other asset impairments	—	(57.4)	—
Domestic production activities deduction	—	1.7	(1.9)
Step acquisition	—	9.6	—
Foreign non-deductible loss	8.5	(10.9)	0.2
Uncertain tax position changes	(1.0)	(4.0)	(0.3)
Noncontrolling interest	(4.9)	5.3	(1.4)
Other	(2.9)	2.8	(0.1)
Effective tax rate	22.9%	(16%)	33.2%

During the year ended June 30, 2014, the Company recorded a nontaxable bargain purchase gain of $29,538 in connection with the acquisition of Siltech. See note 3 for additional information regarding the acquisition. The Company operated under a tax holiday in Argentina, where the Company's manufacturing income was taxed at a preferential rate, which varied based on production levels from the Company's Argentine facilities, compared to a statutory rate of 35%. The tax holiday in Argentina expired in June 2012. For the year ended June 30, 2012, the foreign tax holiday in Argentina provided a benefit of $144 to net income and had no impact to earnings per share.

As of June 30, 2014, the Company had approximately $79,799 of undistributed foreign earnings. We intend to reinvest earnings outside the U.S. for the foreseeable future and, therefore, have not recognized any U.S. tax expense on these earnings. It is not practicable for the Company to determine the amount of unrecognized U.S. tax expense on these reinvested foreign earnings.

Significant components of the Company's deferred tax assets and deferred tax liabilities at June 30, 2014 and 2013 consist of the following:

	2014	2013
Deferred tax assets:
Inventories	$1,173	2,960
Accounts receivable	530	410
Accruals	8,845	11,167
Deferred revenue	52	118
Net operating losses and other carryforwards	24,114	20,069
Share-based compensation	8,414	9,745
Other	3,804	3,827
Gross deferred tax assets	46,932	48,296
Valuation allowance	(18,531)	(12,559)
Net deferred tax assets	28,401	35,737
Deferred tax liabilities:
Fixed assets	(69,929)	(59,123)
Prepaid expenses	(1,482)	(1,615)
Other	(300)	(794)
Total deferred tax liabilities	(71,711)	(61,532)
Net deferred tax liabilities	$(43,310)	(25,795)

A portion of the Company's net operating loss carry forwards (NOLs) are subject to various limitations and expire at various dates in the future as follows:

	Amount	Expires
Federal	$27,577	2024 through 2034
State	213,818	2014 through 2033
Foreign	25,796	2014 through 2034

The Company maintains valuation allowances where it is more likely than not that all or a portion of a deferred tax asset will not be realized. In determining whether a valuation allowance is warranted, the Company evaluates factors such as prior earnings history, expected future earnings, carry back and carry forward periods and tax strategies that could potentially enhance the likelihood of the realization of a deferred tax asset. It is more likely than not that the results of future operations will generate sufficient taxable income to realize the deferred tax assets. For the year ended June 30, 2014, the increase in the valuation allowance of $5,972 was primarily attributable to a valuation allowance placed upon certain state credits which are unlikely to be utilized due to a change in tax law that resulted in a decrease in expected tax liability for those states, and for a full valuation allowance on net operating losses generated in China and South Africa.  For the year ended June 30, 2013, the valuation allowance was primarily attributable to a full valuation allowance established for tax losses sustained due to the recognition of an impairment charge of $16,935 associated with exploration licenses in Nigeria and the continued maintenance of a full valuation allowance on deferred tax assets in China, net of a reduction in the valuation allowance associated with state tax credits (due to an updated assessment regarding the likelihood of realization in the future).

The total valuation allowance at June 30, 2014 and 2013 is $18,531, and $12,559, respectively, relates to the following:

	2014	2013
Federal NOLs	$4,467	4,100
State NOLs	861	1,145
Foreign NOLs	9,201	6,945
Federal credits	236	236
State credits	3,766	133
Total	$18,531	12,559

The Company files a consolidated U.S. income tax return and tax returns in various state and local jurisdictions. Our subsidiaries also file tax returns in various foreign jurisdictions. The Company's principal jurisdictions include the U.S., Canada, Argentina, and China. The number of open tax years subject to examination varies depending on the tax jurisdiction. The Company's major taxing jurisdictions and the related open tax years subject to examination are as follows: the U.S. from 2011 to present, Canada from 2012, Argentina from 2009 to present, and China from 2010 to present.

The following is a tabular reconciliation of the total amount of unrecognized tax benefits for the year, excluding interest and penalties:

	2014	2013	2012
Balance at the beginning of the year	$1,115	522	774
Gross increases for prior year tax positions	—	659	—
Gross decreases for prior year tax positions	—	—	(252)
Lapse in statute of limitations	(320)	(66)	—
Balance at the end of the year	$795	1,115	522

Interest and penalties related to uncertain tax positions are recognized in income tax expense. Included in our liability for uncertain tax positions are interest and penalties of $138, $170, and $76 for the years ended June 30, 2014, 2013, and 2012, respectively. For the years ended June 30, 2014, 2013, and 2012, we recognized ($31), $98, and $42 respectively, of interest and penalties in income tax benefit/provision. The Company believes that it is reasonably possible that approximately $330 of its uncertain tax position liability at June 30, 2014 may be recognized within the next twelve months as the statutes of limitations will expire. The portion of uncertain tax positions as of June 30, 2014 that would, if recognized, impact the effective tax rate was $795, $1,115, and $522 as of June 30, 2014, 2013, and 2012, respectively.